                          REVLON, INC. AND SUBSIDIARIES

                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Revlon, Inc. (the
     "Company") for the period ended March 31, 2004, as filed with the
     Securities and Exchange Commission on the date hereof (the "Report"), I,
     Thomas E. McGuire, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

              (1) The Report fully complies with the requirements of Section
     13(a) or 15(d) of the Securities Exchange Act of 1934; and

              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     /s/  Thomas E. McGuire
     ----------------------
     Thomas E. McGuire
     Chief Financial Officer
     May 17, 2004